Supplement dated February 16, 2012
to the

PineBridge Mutual Funds
PineBridge Merger Arbitrage Fund Prospectus

Dated December 30, 2011

Effective February 13, 2012, the following changes are made to the PineBridge Merger Arbitrage Fund’s prospectus:

1.      The information in the “Summary Section” under the heading “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Manager.  Lan Cai, Managing Director, is primarily responsible for the day-to-day management of the Fund, and has served as Portfolio Manager since its inception.  Meg Sullivan, Vice President, also has been involved in the day-to-day management of the Fund since its inception.

2.      In the section titled “Portfolio Manager and Key Personnel” the paragraph relating to Timothy Campion is deleted in its entirety.

*           *           *           *           *

Please retain this supplement for future reference.